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Independent Accountant’s Report

Mr. James Murray

Manager

Legal Services-BOE, LLC

400 Park Avenue

New York, NY 10022

We have performed the procedures enumerated below, which were agreed to by Manager of Legal Services-BOE, LLC (the “Company”), solely to assist you in evaluating certain information with respect to attributes of the litigation advance and lawyer advance portfolios (the “Data Tapes”).

This agreed-upon procedures engagement was conducted in accordance with attestation standards established by the American Institute of Certified Public Accountants. The sufficiency of these procedures is solely the responsibility of the specified parties in this report. Consequently, we make no representation regarding the sufficiency of the procedures described below either for the purpose for which this report has been requested or for any other purpose.

For the purposes of this report, we obtained the following from the Company:

1.	Data Tapes for Momentum Funding, LLC as of September 30, 2020

2.	Data Tapes for Plaintiff Funding Holding, LLC as of September 30, 2020

3.	Data Tapes for Ardec Holdings, LLC as of September 30, 2020

We have not been requested to perform and we have not performed any procedures with respect to the preparation or verification of any information set forth in the Data Tapes, with the exception of procedures enumerated below. Accordingly, we provide no assurances and make no representations as to the completeness and accuracy of the Data Tapes. Further, the procedures set forth below would not necessarily detect any inaccurate or material misstatement of any information set forth in the Data Tapes.

Our procedures and findings are as follows:

Momentum Funding, LLC

For the 20 largest consumer litigation funding assets in the aggregate (as measured by approved amount or principal funded balance) and 30 other randomly selected consumer litigation funding assets originated by Momentum Funding, LLC, we inspected the following documents to verify the existence of the consumer litigation funding asset (Please note in case of multiple funding to the same consumer, only the first advance was selected for testing):

1.	We agreed plaintiff name and funding amount in the Data Tapes to the plaintiff name and funding amount in the Sales Force system.

We found no exceptions as a result of these procedures.

BDO USA, LLP, a Delaware limited liability partnership, is the U.S. member of BDO International Limited, a UK company limited by guarantee, and forms part of the international BDO network of independent member firms.

BDO is the brand name for the BDO network and for each of the BDO Member Firms

2.	We agreed funded date reported in the Data Tapes to an electronic or physical contract signed by the plaintiff or a copy of the check image.

We found no exceptions as a result of these procedures.

3.	We agreed funding amount listed in the Data Tapes to an electronic or physical contract signed by the plaintiff or a copy of the check image.

We found no exceptions as a result of the procedures.

4.	We agreed funding name/number listed in the Data Tapes to an electronic or physical contract signed by the plaintiff.

We found in 14 instances whereby the funding name/number listed in the Data Tapes did not agree to the signed contracts. The Company’s management informed us that during the upgrade of the Sales Force system to a new version, the system assigned these contracts new funding names, however, historical case numbers were also carried over as a separate field from the older version of Sales Force. We agreed the historical contract numbers in the Data Tapes to the signed contracts for these 14 samples.

We also found in 1 instance whereby the funding name/number listed in the Data Tapes was not on the signed contract. However, we were able to agree the case number to an outgoing wire confirmation for this sample.

Plaintiff Funding Holding, LLC,

For the 20 largest consumer litigation funding assets in the aggregate (as measured by approved amount or principal funded balance) and 30 other randomly selected consumer litigation funding assets originated by Plaintiff Funding Holding, LLC, we inspected the following documents to verify the existence of the consumer litigation funding asset (Please note in case of multiple funding to the same consumer, only the first advance was selected for testing):

1.	We agreed plaintiff name and funding amount in the Data Tapes to the plaintiff name and funding amount in the PFC system.

We found no exceptions as a result of these procedures.

2.	We agreed funded date reported in the Data Tapes to an electronic or physical contract signed by the plaintiff or a copy of the check image.

We found no exceptions as a result of these procedures.

3.	We agreed funding amount listed in the Data Tapes to an electronic or physical contract signed by the plaintiff or a copy of the check image.

We found no exceptions as a result of these procedures.

4.	We agreed funding name listed in the Data Tapes to an electronic or physical contract signed by the plaintiff.

We found no exceptions as a result of these procedures.

Ardec Holdings, LLC

For the five largest law firm litigation funding assets in the aggregate (as measured by the outstanding principal balance) and 25 other randomly selected law firm litigation funding assets originated by Ardec Holdings, LLC, we inspected the following documents to verify the existence of the law firm litigation funding asset (Please note in case of multiple funding to the same law firm, only the first advance was selected for testing):

1.	We agreed law firm name in the Data Tapes to the law firm name in an electronic or physical contact signed by the law firm.

We found no exceptions as a result of these procedures.

2.	We agreed funded date reported in the Data Tapes to an electronic or physical contract signed by the law firm or a copy of the check image.

We found no exceptions as a result of these procedures.

3.	We agreed funding amount listed in the Data Tapes to an electronic or physical contract signed by the law firm.

We found no exceptions as a result of these procedures.

4.	We agreed funding amount reported in the Data tapes to proof of payment (e.g. check copy, wire confirmation or bank statements).

We found no exceptions as a result of these procedures.

5.	We traced the interest rate reported in the Data Tapes to the signed contract.

We found no exceptions as a result of these procedures.

We were not engaged to, and did not, conduct an examination, the objective of which would be the expression of an opinion on the completeness, accuracy and existence of the Data Tapes. Accordingly, we do not express such an opinion. Had we performed additional procedures, other matters might have come to our attention that would have been reported to you.

This report is intended solely for the information and use of the management of Legal Services-BOE, LLC and is not intended to and should not be used by anyone other than these specified parties.

/s/ BDO USA, LLP

October 30, 2020